Exhibit 10.51

                                 AMENDMENT NO. 1

                              EMPLOYMENT AGREEMENT

            THIS AMENDMENT NO. 1 to the Employment Agreement dated June 21, 2005 (the "Agreement"), by and between C&D Technologies, Inc., a Delaware corporation (the "Company") and Dr. Jeffrey A. Graves (the "Executive").

            WHEREAS, the Executive is currently employed by the Company as the Company's President and Chief Executive Officer; and

            WHEREAS, the Executive is currently employed by the Company as the Company's President and Chief Executive Officer; and

            WHEREAS, the Company desires to continue to employ the Executive as the Company's President and Chief Executive Officer and the Executive desires to continue to be so employed, on the terms and conditions set forth in the Employment Agreement as amended herein;

            NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Employment Agreement as follows:

      1. Section 9(e) is deleted and shall be replaced in its entirety as follows:

            (i) Notwithstanding the foregoing provisions of Section 9(c)(i), any Base Salary payments provided for in Section 9(c)(i) will commence in the form of normal payroll installments through the period ending as of the end of the second month following the later of (A) the calendar year in which your termination of employment occurs or (B) the taxable year of the Company in which your termination of employment occurs. The balance of such Base Salary payments shall be made in a single lump sum payable within the fifteen day period immediately following the end of the month in which installment payments are to cease.

            (ii) Notwithstanding the foregoing provisions of Section 9(c)(i), any Targeted Bonus Amount payments provided for in Section 9(c)(i) shall be paid no later than the 15th day of the third month following the later of (A) the calendar year in which your termination of employment occurs or
      (B) the taxable year of the Company in which your termination of employment occurs.

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      2. In Exhibit A to Employment Agreement of Jeffrey A. Graves, in the first sentence of Section III(a), delete the following:

            "(or as of the first business day after the period in which the Executive would have otherwise incurred adverse tax consequences under Section 409A of the Internal Revenue Code if such payment is made within such period)"

      3. In Exhibit A to Employment Agreement of Jeffrey A. Graves, in the first sentence of Section IV(a), after "........and Excise Tax imposed upon the
Gross-Up Payment", insert the following:

            "and after the payment of all additional taxes and interest imposed under Code Section 409A(a)(1)(B) on the Gross-Up Payment and any severance payment made to the Executive hereunder,"

      4. In Exhibit A to Employment Agreement of Jeffrey A. Graves, in the fifth sentence of Section IV(b), after "........within five business days of the receipt of the Accounting Firm's determination,", insert the following:

            "which determination shall be made no later than the end of the second month following the later of (1) the calendar year in which the Executive's employment with the Company terminates and (2) the taxable year of the Company in which the Executive's employment with the Company terminates. In the event that such determination can not be made within such period, payment may be made as soon as practicable after such determination can be made."

The effective date of this Amendment No. 1 to the Employment Agreement shall be February 1, 2006.

All other terms and conditions of the Employment Agreement shall remain unchanged and in effect.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the first day of February, 2006.

Attest:                                   C&D TECHNOLOGIES, INC.


/s/ James D. Dee                          By: /s/ William Harral
                                          --------------------------------------
----------------------
Secretary
                                          EXECUTIVE:


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/s/ Debora M. Castle                      /s/ Jeffrey A. Graves
---------------------                     --------------------------------------
Witness                                   Jeffrey A. Graves


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